Corporate Presentation

May 2017

SilverBow
RESOURCES℠

Forward-Looking Statements

THE MATERIAL INCLUDED herein which is not historical fact constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs", assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "estimated", "projected", "potential", "anticipated", "forecasted" or other words that convey the uncertainty of future events or outcomes. Although the Company believes that such forward-looking statements are reasonable, the matters addressed reflect management's current plans and assumptions, are subject to numerous risks and uncertainties, many of which are beyond the Company's control, and certain of which are set out in our most recent Form 10-K and Form 10-Q filed with the SEC. The Company can give no assurance that estimates and projections contained in such statements will prove to have been correct. For reconciliations of non-GAAP financial measures, see our website at sbow.com.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on the Company's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION includes information regarding our PV-10 at SEC and strip prices for year end 12/31/16 reserves. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using strip prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes using strip prices as of April 4, 2017, rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using strip prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see appendix for a reconciliation of PV-10 to standardized measure as well as a PV-10 value calculated at strip prices as of April 4, 2017.

SilverBow RESOURCES

Company Overview

Ticker (NYSE):	SBOW
Market Cap[(1)]:	$284 million
Enterprise Value[(1)]:	$466 million
Strip PV-10 Value[(2)]:	$643 million
1Q17 Production[(3)]:	~136 MMcfe/d
Production Mix[(4)]:	83% Gas
2016 Proved Reserves:	744 Bcfe
% Proved Developed:	52%
Net Acreage	63,103


La Salle
Mc Mullen
Live Oak
Webb

EAGLE FORD FOCUSED

- Premier Eagle Ford Gas Driller
- Attractive Core Eagle Ford Position
- Strengthened Balance Sheet Provides Financial And Operational Flexibility
- Veteran Management Team With Substantial Experience In The Play

A Pure Play Eagle Ford Value and Growth Opportunity

(1) Market capitalization and enterprise value as of May 1, 2017; EV = Market Cap of $284 million (11.5 million shares @ $24.75/sh plus $182 million of net debt)
(2) Year-end 12/31/16 reserves. Monthly NYMEX pricing as of closing on 04/04/2017. See Appendix for pricing. Proved reserves were not changed for the change in pricing.
(3) Daily average production presented on a three stream basis
(4) Represents reported production mix for 1Q 2017

SilverBow RESOURCES™

A Premier Eagle Ford Gas Operator



Assets
Strategy
People
Finances

STRATEGY

- Favorably positioned to leverage established assets, people, and finances
- Drive value creation through assembling an industry leading position in the Eagle Ford gas and condensate fairway
- Converting resources to production and cash flow through return focused capital investment

ASSETS

- Eagle Ford pure play
- Focus on gas & condensate fairway
- Consolidated & operated leaseblocks

~63,103 net acres, ~380 locations, 1Q17 prod ~136 MMcfe/d

PEOPLE

- Breadth & depth at all levels
- 35 years operating in South Texas
- Proven track record of high performing operations

Drilled 12 of top 15 gas wells in Eagle Ford

FINANCES

- Simple capital structure
- Ample covenant headroom
- Disciplined hedging strategy
- Relisted on May 5, 2017 under ticker "SBOW"

Financial flexibility provides optionality

SilverBow RESOURCES℠

SilverBow Resources Transformation

THEN	ACTION	NOW	STATUS
Diversified Portfolio Including Conventional Assets	***Exited Louisiana and Divested Small Non-Core Fields***	Pure Play Eagle Ford	✓
High Cost	***Rightsizing Initiatives*** ***Operational Cost Structure Initiatives***	G&A reduced ~55% LOE Reduced ~60%	✓
Burdensome Midstream Contracts	***Renegotiated Key T&P Agreements***	MVC's eliminated Greater ethane flexibility Lower tariffs	✓
Stressed Balance Sheet	***Restructured Debt*** ***Reduced P&A Liability***	Simple Capital Structure ARO reduced ~50%	✓
Liquidity & Covenant Constrained	***Disciplined capital allocation, cost structure initiatives, and strategic divestitures***	Ample liquidity & covenant headroom	✓
Limited Hedging	***Disciplined Strategy Implemented***	Proactive Hedging	✓
Swift Energy	***Rebranding Initiative***	SilverBow Resources	✓
OTC	***NYSE Listing***	NYSE: SBOW	✓

SilverBow RESOURCES™

Strong Leadership Team

EXECUTIVE TEAM	YEARS IN INDUSTRY	PREVIOUS EXPERIENCE
Sean Woolverton – *Chief Executive Officer* • Former COO Samson Resources • Former VP at Chesapeake • Also held leadership roles at Encana and Burlington	24	Samson Resources, Encana, Chesapeake Energy, Burlington Resources
Bob Banks – *Chief Operating Officer* • COO since '06, joined the Company in '04 • Previously Santa Fe International and Kuwait Foreign Petroleum	40	SilverBow Resources, Kuwait Foreign Petroleum, Santa Fe International Corporation
Gleeson Van Riet – *Chief Financial Officer* • Former CFO of Sanchez Energy • Former investment banker at Credit Suisse and DLJ	25	Sanchez Energy Corporation, Donaldson, Lufkin & Jenrette, Credit Suisse
Chris Abundis – *General Counsel* • GC since '17, joined the Company in '05 • Formerly at KPMG	15	SilverBow Resources, KPMG

SilverBow RESOURCES

Highly Experienced Board of Directors

BOARD OF DIRECTORS	YEARS IN INDUSTRY	PREVIOUS EXPERIENCE
Marc Rowland – *Chairman, Nominating & Strategy Committee* ▪ Founder and Senior Managing Director of IOG Capital, LP ▪ Former CEO of FTS Intl. ▪ Former EVP and CFO of Chesapeake	>40	IOG Capital; Chesapeake Energy; FTS International
Michael Duginski – *Audit, Nominating & Strategy Committee* ▪ President and CEO of Sentinel Peak Resources ▪ Former COO of Berry Petroleum	29	Sentinel Peak Resources; Berry Petroleum Company; Texaco
Gabriel Ellisor – *Audit & Compensation Committee* ▪ Former CFO at Three Rivers Operating Company ▪ Served as principal at Rivington	19	3ROC Three Rivers Operating Company; Rivington; Wells Fargo
David Geenberg - *Nominating & Strategy Committee* ▪ Co-Head of N.A. investment team at Strategic Value Partners ▪ Previously at Goldman, Sachs & Co.	12	SVPGlobal Experience•Insight•Value; Goldman Sachs
Christoph Majeske - *Compensation Committee* ▪ Director of Strategic Value Partners ▪ Former VP and Operating Executive at Cerberus	17	SVPGlobal Experience•Insight•Value; Cerberus Capital Management, L.P.
Charles Wampler - *Audit & Compensation Committee* ▪ Served as COO of Aspect Holdings ▪ Former COO of Lewis Energy, Operations Manager at EOG	39	Aspect Holdings, LLC; Lewis Energy Group; eog

SilverBow Resources

Top Tier Gas Well Performance


First Six-Months Cumulative Gas Production (MCF)
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
SilverBow
Other
Benchmarks(1)
Top 50 Wells Average
Top 10% Average
Top Quartile Average
2nd Quartile Average
3rd Quartile Average
Performance Benchmarks(1)

SilverBow Has Drilled 12 of the Top 15 Eagle Ford Gas Wells

Source: Drilling Info first 6 month cumulative gas production for Eagle Ford gas wells. Database includes approx. 2,500 EF gas wells

(1) Performance benchmarks include SilverBow wells. Data as of 11/1/2016

SilverBow RESOURCES

Strong Returns Across Portfolio

SINGLE WELL IRR BY AREA (FLAT $3.00/$50)


139%
81%
48%
47%
43%
31%
30%

	Fasken Lower EF	Artesia Oil	Oro Grande Gas	Uno Mas Gas	AWP Gas	Fasken Upper EF	AWP Oil
Producing Wells	62	40	0	0	20	1	73
EUR (Bcfe)	14	8.6	14	12	10	10	2.6
Well Cost ($mm)	$5.4	$5.5	$8.8	$7.3	$6.9	$5.3	$5.3

Core Eagle Ford Acreage With Compelling Returns

Note: Model assumes current drill and complete, transportation and processing, and royalty cost structure. Returns reflect midpoint of given ranges. Please see field specific analysis later in presentation for more details. The Company plans to drill its first well in Oro Grande in the second quarter of 2017 and its first well in Uno Mas in the fourth quarter of 2017. The Company currently has no production from Uno Mas or Oro Grande. Please see type curve analysis for more information.

Proved Reserves Growth

PROVED RESERVES GROWTH



Natural Gas Price
$2.61
+76%
744 Bcfe
422 Bcfe
PUD
PDNP
PDP
$2.43
2015
2016

2016 YEAR-END RESERVES HIGHLIGHTS

- Reserve volumes increased 76% year-over-year despite drop in SEC pricing
- 2015 Bankruptcy filing triggered elimination of most PUDs due to inability to demonstrate capital funding
- Bankruptcy Exit Plan contained capital to fund development of 44 locations, which were reclassified as PUDs
- Reserve auditor HJ Gruy has identified an additional 91 locations which would meet qualifications of PUDs if capital was available
- PV-10 value with SEC pricing of $442 million(1)
- PV-10 value with strip pricing of $643 million, with 51% of total PV-10 value provided by PDP reserves(2)
- 94% of reserves are based in Eagle Ford

2016 YEAR-END RESERVES COMPOSITION AND LOCATION



Gas 84%
NGL 11%
Oil 5%



PDP 51%
PUD 49%



Eagle Ford 94%
Other 6%

(1) PV-10 is a non-GAAP measure reconciled to GAAP Standardized measure in the Appendix of the presentation. Net of $33.1 million in ARO.
(2) Year-end 12/31/16 reserves. Monthly NYMEX pricing as of closing on 04/04/2017. See Appendix for pricing. Proved reserves were not changed for the change in pricing.

SilverBow RESOURCES

Top Quartile on Operating & G&A Expenses


TOTAL OPERATING EXPENSES – 2016 4TH QUARTER
Pre-G&A, $/Mcfe
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Peer Group Avg: $1.66
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
SilverBow
Peer I
Peer J
SilverBow (2017E)
Peer K


TOTAL G&A EXPENSES – 2016 4TH QUARTER
$/Mcfe
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
Peer Group Avg: $0.51
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
SilverBow
Peer G
Peer H
SilverBow (2017E)
Peer I
Peer J
Peer K

Note: Total operating expenses include production taxes, gathering and transportation expenses, lease operating expenses, and marketing expense where applicable.
Source: Company Filings. Peer group includes, in no particular order, Antero, Cabot, Comstock, Eclipse, Gastar, Penn Virginia, Range, Rex, Sanchez, Sandridge, Southwestern.

SilverBow RESOURCES™

Accelerated Capital Budget

- 2017 Capex: $190 – $200 million
- 145 - 155 Mmcfe/d of average production for full year 2017
- Oro Grande: 3 wells drilled and 1 completed
- Uno Mas: 1 well drilled and completed
- Fasken: 5 wells drilled and 9 completed
- AWP: 8 wells drilled and completed
- Artesia: 7 wells drilled and completed



Artesia - 20%
Fasken – 16%
Oro Grande – 9%
Uno Mas – 5%
Cap G&A – 3%
Leasing – 14%
Discretionary – 5%
AWP - 28%
73%
D&C

Results in strong production growth of 20% - 25% through the course of 2017 and positions the Company for continued growth in future years

Note: By area CAPEX inclusive of all field related costs, including production optimizations, facilities, D&C, etc. Budget subject to adjustments based on changes in commodities and costs.

Q1 2017 Financial & Operational Overview

($ thousands, unless otherwise noted)		Quarter Ended March 31, 2017
Revenues		
Oil Revenue (Net)	$	7,201
NGL Revenue (Net)		4,148
Gas Revenue (Net)		31,063
Oil & Gas Revenue		42,412
Operating expenses		
Lease operating		5,773
T&P		4,385
Production taxes		1,618
Cash G&A, net		8,331
Total direct operating expenses		20,107
Share-based compensation - equity classified awards		1,503
Depreciation, Depletion, Amortization		9,715
Accretion of Asset Retirement Obligations		564
Total operating expenses		31,889
Operating income (loss)		10,523
Other income (expense)		
Interest expense		(3,607)
Derivatives & Other		10,794
Income (loss) before income taxes		17,710
Income tax benefit		-
Net income	$	17,710

Highlights of the Quarter:

- 135.6 Mmcfe/d
  - 83% natural gas
- Completed four wells in Fasken that were drilled in 4Q16
  - Completed another five wells in Fasken that went to sales in April
- Oil and gas revenues of $42.4 million
  - 73% derived from gas sales
- Cash direct operating expenses of $1.65 per Mcfe
- Net income of $17.7 million

Other Highlights:

- Adjusted EBITDA[1] of $21.5 million including $0.7 million paid in cash derivative settlements
- Costs incurred in capital expenditures of $32.8 million (~85% for drilling and completion)
- Hedge gain of $10.9 million

(1) A non-GAAP measure. Please see slide in appendix for a reconciliation of net income to adjusted EBITDA..

SilverBow RESOURCES™

Guidance

	ACTUAL	GUIDANCE	
	1Q17	2Q17	FY17
Production Volumes:			
Oil (bbls/d)	1,624	1,150 – 1,200	2,175 – 2,325
NGL (bbls/d)	2,267	2,300 – 2,400	2,660 – 2,840
Gas (MMcf/d)	112.3	117.5 – 122.5	116 - 124
Total Production (MMcfe/d)	**135.6**	**138 - 144**	**145 – 155**
Costs and Expenses			
Lease Operating ($/Mcfe)	$0.47	$0.48 - $0.52	$0.48 - $0.54
Transportation and Production ($/Mcfe)	$0.36	$0.36 – $0.38	$0.32 - $0.34
Production Taxes (% of Oil and Gas Revenues)	3.8%	4% - 5%	4% - 5%
G&A Expenses (Cash Only, $MM)	$8.3	$4.7 - $5.1	$22.0 – $24.0
DD&A Expense ($/Mcfe)	$0.80	$0.80 - $0.85	$0.80 - $0.90
Interest Expense ($MM)	$3.6	$2.5	N/A
Product Pricing:			
Natural Gas NYMEX Differential (per Mcf)	$(0.25)	($0.05 - $0.10)	N/A
Crude Oil NYMEX Differential (per Bbl)	$(2.66)	($2.00 - $2.75)	N/A
Natural Gas Liquids (% of WTI)	41%	33% - 35%	N/A

SilverBow RESOURCES™

Enhanced Completion Increases Well Productivity


GENERATION 1 - 15 WELLS
GENERATION 2 - 11 WELLS
GENERATION 3 - 25 WELLS
Cumulative Gas Production (Bscf)
Normalized Flowing Time (Months)
74%
29%
Newest Generation of wells exceeding expectations
Gen 3 Completion ~3,000 MMCfe
Gen 2 Completion ~2,250 MMCfe
Gen 1 Completion ~1,750 MMCfe

FASKEN ENHANCED COMPLETIONS IMPROVING EUR BY 133%

Pre-2014 Completions	
Proppant Loading	800 – 1,000 lbs/ft
Lateral Length	~5,500 ft
Stage Spacing	310 – 520 ft
Well Completion Cost	~$4.5 MM
3 Stream EUR	6 – 10 Bcfe

2016 Completions	
Proppant Loading	1,900 – 2,100 lbs/ft
Lateral Length	~7,500 ft
Stage Spacing (ft)	230 – 240 ft
Well Completion Cost	~$3.2 MM
3 Stream EUR	14+ Bcfe

SilverBow RESOURCES

Culture of Continuous Cost Optimization

DRILLING WELL COST ($MM)[1][2]



$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
4.561
3.085
2.317
1.717
1.650
64% Decline
2013
2014
2015
2016
2017 (e)

DRILLING COST PER FOOT[1]



$350
$300
$250
$200
$150
$100
$50
$0
290
184
141
99
95
67% Decline
2013
2014
2015
2016
2017 (e)

COMPLETION WELL COST (NO TUBING) ($MM) [1]



$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
3.936
4.460
3.458
3.155
2.600
42% Decline
2013
2014
2015
2016
Q416-2017(e)(3)

COMPLETION COST PER STAGE (NO TUBING)($000) [1]



$250
$200
$150
$100
$50
$0
$221
$203
$137
$102
$104
49% Decline
2013
2014
2015
2016
Q416-2017(e)(2)

(1) Indicative of Fasken well costs; D&C costs are exclusive of location costs and tubing installs.
(2) Drilling well cost is rig release to rig release.
(3) Represents actuals from pad in late 4Q16 and expected 2017 costs.

SilverBow RESOURCES™

Best Gas Takeaway Market in the US



$5.00
$4.00
$3.00
$2.00
$1.00
0
$/Mcf
2014
2015
2016
SilverBow Realized Natural Gas Price
Henry Hub Natural Gas Price

Sources of Demand Growth[1]



Significant Existing
Midstream Infrastructure
Petrochemical Complex
+3-4 Bcf/d
LNG Exports
+7-10 Bcf/d
Mexico Exports
+3 Bcf/d

Increasing Demand from Petrochemical Complex, LNG Exports, and Mexico Exports

(1) Source: EIA; expected demand growth from 2016 through 2022

Underexploited Eagle Ford Gas Fairway


Legend
SFY Leases - EF
Eagle Ford Trend
Black Oil
Volatile Oil
Condensate
Wet Gas
Gas
AWP
Artesia
Uno Mas
Oro Grande
Fasken


New Eagle Ford Gas Wells Per Annum(1)
1,400
1,200
1,000
800
600
400
200
0
391
818
1,171
1,087
965
557
121
2010 2011 2012 2013 2014 2015 2016


Average CLAT (feet) EF Gas wells(1)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
4,417
4,903
4,964
5,186
5,446
5,669
6,062
2010 2011 2012 2013 2014 2015 2016


Average Sand lbs/ft EF Gas Wells(1)
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
822
851
891
950
1,305
1,502
1,680
2010 2011 2012 2013 2014 2015 2016

Transferring New Completion Technology to Underexploited Areas of the Eagle Ford

(1) 2016 Data only complete through November. From IHS on 3/30/2017

SilverBow RESOURCES

Foundation In Place & Positioned for Growth


Assets
Strategy
People
Finances

- Build A Premier Position in the Eagle Ford
- Drive Returns on Capital Invested
- Employ Financial Discipline
- Consistently Execute as a High Performance Operating Team



Operations & Asset Overview

Portfolio Overview

SilverBow has a superior Eagle Ford acreage position located in parts of the core gas and condensate windows

Area	Net Acres	Locations[1] @ 2/28/17	% Gas	# Producing Wells[2]	% 1Q17 Prod
Fasken Area	5,197				65%
Lower Eagle Ford		11	100%	62	
Upper Eagle Ford		63	100%	1	
AWP Area	21,102				18%
AWP South – Gas		20	78%	20	
AWP North – Oil		42	20%	73	
Artesia Area	9,725				8%
Oil / Condensate		43	45%	40	
Oro Grande	24,485				0%
Lower EF Gas		112	100%	0	
Uno Mas	2,594				0%
Lower EF Gas		7	100%	0	
Other[3]		80	63%	578	9%
Totals	**63,103**	**378**		**774**	**100%**



Uno Mas
AWP
La Salle
Artesia
Dimmit
Live Oak
Mc Mullen
Fasken
Oro Grande
Webb
Duval
Mexico

(1) Gross locations are on Company operated lease acreage with positive economic returns and classified as proven undeveloped, probable, or possible reserves. Not all acreage may be prospective. Locations are considered Lower Eagle Ford unless notified otherwise.
(2) PDP wells as of 4/1/2017 reserves run.
(3) Fasken Olmos, Austin Chalk, and AWP Olmos. Includes ~15 producing vertical wells in Fasken Olmos and AWP Olmos

SilverBow RESOURCES™

Fasken Lower Eagle Ford Overview

FASKEN LOWER EAGLE FORD LEASEHOLD

- Net Acres: 5,197
- Well Spacing: 660'
- Lower EF Locations at 2/28/2017: 11
- Avg Working Interest: 64%
- Avg Net Revenue Interest: 51%

OPERATIONAL EXCELLENCE

- Increased Fasken per well reserve bookings to 14 Bcf
- Increased IPs >100% since entry into the play
- Improved capital efficiencies w/ longer laterals and more sand
- Drilled longest lateral to date of 8,697'
- JV with Saka reinforces operational excellence of SBOW
- Expanded firm takeaway capacity to 190 MMcf/d
- Successful Upper EF test validates ~60 additional locations in the Upper EF which is over 200' thick at Fasken

ENHANCED DESIGN RESULTS

- Fasken State 26H: 1 yr Cum Production – 3.72 Bcf
- Fasken State 29H: 1 yr Cum Production – 3.60 Bcf
- Fasken State 16H: 1 yr Cum Production – 3.57 Bcf



Fasken State 12H
Avg IP: 10.4 MMcf/d
Fasken State 93H
Avg IP: 7.6 MMcf/d
Fasken State 14H
Avg IP: 20.6 MMcf/d
Fasken State 92H
Avg IP: 5.3 MMcf/d
Fasken State 15H
Avg IP: 22.5 MMcf/d
Fasken State 6H
Avg IP: 11.4 MMcf/d
Fasken State 16H
Avg IP: 23.3 MMcf/d
Fasken State 7H
Avg IP: 9.1 MMcf/d
Fasken State 38H
Avg IP: 30.2 MMcf/d
Webb
Fasken State 91H
Avg IP: 8.3 MMcf/d
Fasken State 37H
Avg IP: 25.2 MMcf/d
Mexico
Fasken State 19H
Avg IP: 22.4 MMcf/d
Enhanced Design
Original Design

AWP Eagle Ford Gas Overview

AWP EAGLE FORD GAS LEASEHOLD

- Net Acres: 21,102
- Well Spacing: 660'
- Remaining Locations at 2/28/2017: 20
- Working Interest: 50% - 98%
- Net Revenue Interest: 38% - 73%

OPERATIONAL EXCELLENCE

2016 Improvements:

- Reduced average Rig on Well from 32 to 29 days
- Set new internal technical record Spud to TD in 18 days
- Successfully pumped ~ 2,000 Lbs proppant/CLAT Ft
- Recorded highest initial rate wells in Company's history

RECORD SETTING RESULTS

2016 Completions:

- Bracken JV EF 19H: IP – 5,347 Boe/d; 26% liquids
- Bracken JV EF 20H: IP – 5,925 Boe/d; 26% liquids
- Bracken JV EF 23H: IP – 5,242 Boe/d; 23% liquids
- Bracken JV EF 24H: IP – 4,771 Boe/d; 26% liquids


McMullen
Live Oak
Bracken JV EF 24H
Avg IP: 4,771 Boe/d
Bracken JV EF 23H
Avg IP: 5,242 Boe/d
Bracken JV EF 20
Avg IP:5,925 Boe/d
Bracken JV EF 19H
Avg IP: 5,347 Boe/d
Bracken JV EF 5H
Avg IP: 1,855 Boe/d
Bracken JV EF 6H
Avg IP: 1,100 Boe/d
Anthony JV EF 1H
Avg IP: 1,395 Boe/d
Bracken JV EF 8H
Avg IP: 2,285 Boe/d
Whitehurst JV EF 1H
Avg IP: 1,882 Boe/d
Original Design
Enhanced Design
2016 Completions

SilverBow RESOURCES

Oro Grande Overview

ORO GRANDE EAGLE FORD GAS LEASEHOLD

- Net Acres: 24,485
- Well Spacing: 880'
- Locations at 2/28/2017: 112
- Working Interest: 100%
- Net Revenue Interest: 75%

RECORD SETTING OPPORTUNITY

- Offset core data confirmed by seismic shows Lower Eagle Ford pay thickness > 300' and total gas in place of 220 Bcf/section
- Lease configuration and surface accessibility allow for efficient well placement and optimum CLATs
- Current well designed to have 7,500 ft lateral with 3,500 lbs of sand per foot making it the largest frac job in the Company's history and one of the largest Eagle Ford frac jobs ever
- First well planned for 2Q17

Map is for illustration purposes. All acreage may not be prospective for Eagle Ford as drilling results delineate the prospect.


1st Oro Grande Well
2Q17
LaSalle
McMullen
Webb
Duval

SilverBow RESOURCES



Financial Summary

SilverBow RESOURCES

Financial Strategy

- Preserve Financial Flexibility
  - Maintain Strong Liquidity Position
- Refinanced RBL with New Syndicate of Lenders
  - Conservative Target Leverage
- Persistent Focus on Driving Down Costs
- Continually Hedge to Protect Cash Flows
- Relaunch Equity Research Coverage

Financial Overview

KEY HIGHLIGHTS

- Credit facility only debt
  - $600 million commitment
  - $330 million borrowing base
  - Pricing at L +275-375bps
  - April 2022 maturity
  - Next redetermination in Fall 2017
  - Syndicate of 12 banks led by JP Morgan
- Intend to fund the 2017 capital program with cash flow from operations and borrowings under the credit facility
- Ability to finance attractive growth opportunities or acceleration

Ticker (NYSE)		SBOW
Share Price[1]		$24.75
Shares Outstanding		11.479
Equity Market Capitalization	$	284.1
Plus: Debt[1]		189.0
Less: Cash[1]		6.8
Enterprise Value	$	466.3

Note: All values in millions, except per share value amounts



$350
$300
$250
$200
$150
$100
$50
$0
Drawn
Revolver

1) As of 5/1/17

SilverBow RESOURCES

Maintaining Safety While Driving Down Costs


CORPORATE TOTAL RECORDABLE INCIDENT RATE
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
1.6
1.8
1.0
1.0
0.6
0.6
2011
2012
2013
2014
2015
2016


SOUTH TEXAS LEASE OPERATING COSTS ($/MCFE)
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.96
$0.91
$0.67
$0.52
$0.48 - $0.54
2013
2014
2015
2016
2017 (e)


SOUTH TEXAS TRANSPORTATION & PROCESSING ($/MCFE)
$0.42
$0.40
$0.38
$0.36
$0.34
$0.32
$0.30
$0.28
$0.40
$0.34
$0.36
$0.36
$0.32 - $0.34
2013
2014
2015
2016
2017 (e)


NET GENERAL & ADMINISTRATIVE, CASH ($MM)
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$30.0
$31.9
$37.3
$27.1
$22.0-$24.0
2013
2014
2015
2016
2017 (e)

Note: 2017 estimates based off of guidance given 5/2/2017

SilverBow RESOURCES™

Active Hedging Program

- SilverBow actively hedges expected production to protect project returns and support planned capital expenditures
  - Bias towards swaps and collars
- ~75% and ~44% of anticipated 2017 natural gas and crude oil volumes hedged at weighted average prices of ~$3.04 and ~$48.12, respectively[2]
- 2018 weighted average natural gas and crude oil hedges of ~$3.08 and ~$51.29, respectively[2]

Natural Gas Hedging



120,000
100,000
80,000
60,000
40,000
20,000
0
Mcf/d
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$/Mcf
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2017
2018
2019
Mcf/d Hedged
Hedged Price

Oil Hedging



1,200
1,000
800
600
400
200
0
Bbls/d
$55
$54
$53
$52
$51
$50
$49
$48
$47
$46
$45
$/Bbl
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2017
2018
2019
Bbl/d Hedged
Hedged Price

Note 1: Hedge information is as of 4/27/2017. For more detailed hedging information, please see the Company's most recent Quarterly report. NGLs can be substituted for Natural Gas (not shown here)
Note 2: Weighted average prices calculated using floor of collars. 2017 percentages are as of the mid-point of public guidance issued on 5/2/17.

Why Invest in SilverBow Resources?

- Pure Play Eagle Ford Operator with Premier Record of Drilling Gas Wells
  - Best Gas Takeaway Market in USA
- Restructured Balance Sheet, Cost Structure, and Midstream Contracts Positions as Low Cost Operator / Consolidator
- 73% of 2017 Capital Expenditures spent on Drilling and Completions
- Currently Trading at Attractive Valuation Relative to Strip PV10 with Further Upside From:
  - Capital Constrained PUDs
  - Oro Grande – currently drilling first well
  - Uno Mas - currently evaluating resource potential
  - Organic Leasing Opportunities
  - Accretive Acquisition Opportunities

Value and Growth Investment Opportunity

SilverBow RESOURCES

Compelling Potential Valuation


Acquisitions
Leasing
Probable Reserves
Uno Mas
Oro Grande
Capital Constrained PUDs
$201
Current Enterprise Value: $466 million
$442
SEC PV10
Strip PV10

Value and Growth Investment Opportunity

Note: Year-end 12/31/16 reserves. Monthly NYMEX pricing as of closing on 04/04/2017. See Appendix for pricing. Proved reserves were not changed for the change in pricing.



Appendix

SilverBow RESOURCES

Summary Terms: Revolving Credit Facility

Borrower	SilverBow Resources, Inc.
Guarantors	All existing or future direct or indirect wholly-owned U.S. subsidiaries of the Borrower
Facility	$330 million Borrowing Base
Maturity	April 2022
Interest	Libor +275-375 bp
Syndicate	12 Member Bank Group
Redeterminations	Semi-annually with next redetermination scheduled Fall 2017
Security	First priority liens covering at least 85% of the PV-9 of proved oil and gas reserves; title requirement 85% of the PV-9
Financial Maintenance Covenants	Leverage Ratio ≤4.0x Current Ratio ≥1.0x

- $189 million drawn as of 5/1/17

Fasken Lower Eagle Ford Gas

Single Well Economics

Summary	
Drilling Locations[1]	11
Target D&C ($mm)	$5.4
NPV 10 ($mm)	$5.8
IRR (%)	139%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	1,500
Wellhead EUR (Bcfe)	14
% Gas	100%
EUR / 1,000' (Bcfe)	1.9
Type Curve	
Restricted Rate (MMcfd/1000')	2.0
Flat Period (Days)	60
30 Day IP (MMcfe/d)	15
Initial Decline Following Flat Period	68%
B-Factor	1.2
Terminal Decline	5%

Type Curve[1]



16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Gas Rate (Mcf/d)
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)

IRR Sensitivity

T.C. EUR Mbo/Bcf/Mbn	Gas/WTI/NGL Price: $3.00 / $50 / $20	Gas/WTI/NGL Price: $3.50 / $60 / $24
0/16/0	201%	339%
0/14/0	139%	230%
0/12/0	92%	149%

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories.

SilverBow RESOURCES

Fasken Upper Eagle Ford Gas

Single Well Economics

Summary	
Drilling Locations[1]	63
Target D&C ($mm)	$5.4
NPV 10 ($mm)	$2.2
IRR (%)	31%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	1,500
Wellhead EUR (Bcfe)	10
% Gas	100%
EUR / 1,000' (Bcfe)	1.3
Type Curve	
Restricted Rate (MMcfd/1000')	1.3
Flat Period (Days)	30
30 Day IP (MMcfe/d)	10
Initial Decline Following Flat Period	74%
B-Factor	1.7
Terminal Decline	5%

Type Curve[1]



15,000
12,000
9,000
6,000
3,000
0
Gas Rate (Mcf/d)
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)

IRR Sensitivity

T.C. EUR Mbo/Bcf/Mbn	Gas/WTI/NGL Price: $3.00 / $50 / $20	Gas/WTI/NGL Price: $3.50 / $60 / $24
0/11.5/0	43%	67%
0/10/0	31%	48%
0/8.5/0	22%	33%

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories.

AWP South Eagle Ford Gas

Single Well Economics

Summary	
Drilling Locations[1]	20
Target D&C ($mm)	$6.9
NPV 10 ($mm)	$5.7
IRR (%)	43%

Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	1,400
Wellhead EUR (Bcfe)	10
% Gas	100%
Gas Shrinkage	10%
NGL Yield (bbl/MMcf)	36
EUR / 1,000' (Bcfe)	1.3

Type Curve	
Restricted Rate (MMcfd/1000')	1.2
Flat Period (Days)	0
30 Day IP (MMcfe/d)	8.4
Initial Decline Following Flat Period	61%
B-Factor	1.2
Terminal Decline	5%

Type Curve[1]



9,000
7,500
6,000
4,500
3,000
1,500
0
Mcfe/d
0 30 60 90 120 150 180 210 240 270 300 330 360
Days on Production

IRR Sensitivity

T.C. EUR Mbo/Bcf/Mbn	Gas/WTI/NGL Price: $3.00 / $50 / $20	Gas/WTI/NGL Price: $3.50 / $60 / $24
0/11.5/0	60%	88%
0/10/0	43%	63%
0/8.5/0	28%	41%

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories.

AWP North Eagle Ford Oil

Single Well Economics

Summary	
Drilling Locations[1]	42
Target D&C ($mm)	$5.3
NPV 10 ($mm)	$2.1
IRR (%)	30%
Type Well Assumptions	
Completed Lateral Length (ft)	6,300
Proppant (lbs/ft)	1,500
Wellhead EUR (MBOE)	430
% Gas	12%
% Oil	77%
% NGL	11%
EUR / 1,000' (MBOE)	68
Type Curve	
Restricted Rate (BOEPD/1000')	96
Flat Period (Days)	60
30 Day IP (BOEPD)	605
Initial Decline Following Flat Period	78%
B-Factor	1.2
Terminal Decline	5%

Type Curve[1]



700
600
500
400
300
200
100
0
BOE/D
0
30
60
90
120
150
180
210
240
270
300
330
360
Days on Production

IRR Sensitivity

T.C. EUR Mbo/Bcf/Mbn	Gas/WTI/NGL Price $3.00 / $50 / $20	Gas/WTI/NGL Price $3.50 / $60 / $24
379/0.63/57	45%	81%
330/0.55/50	30%	54%
280/0.47/42	18%	33%

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories.

SilverBow RESOURCES

Artesia Eagle Ford Oil

Single Well Economics

Summary	
Drilling Locations[1]	43
Target D&C ($mm)	$5.5
NPV 10 ($mm)	$7.8
IRR (%)	81%
Type Well Assumptions	
Completed Lateral Length (ft)	7,000
Proppant (lbs/ft)	1,500
Wellhead EUR (MBOE)	1,427
% Gas	45%
% Oil	23%
% NGL	32%
EUR / 1,000' (MBO)	204
Type Curve	
Restricted Rate (BOEPD/1000')	139
Flat Period (Days)	60
30 Day IP (BOEPD)	972
Initial Decline Following Flat Period	61%
B-Factor	1.2
Terminal Decline	5%

Type Curve[1]



BOE/D
1,100
1,000
900
800
700
600
500
400
300
200
100
0
0
30
60
90
120
150
180
210
240
270
300
330
360
Days on Production

IRR Sensitivity

T.C. EUR Mbo/Bcf/Mbn	Gas/WTI/NGL Price $3.00 / $50 / $20	Gas/WTI/NGL Price $3.50 / $60 / $24
375/5.76/353	110%	171%
326/5.01/465	81%	124%
277/4.26/395	56%	86%

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories.

SilverBow RESOURCES

Oro Grande Eagle Ford Gas

Single Well Economics

Summary	
Drilling Locations[1]	112
Target D&C ($mm)	$8.8
NPV 10 ($mm)	$4.0
IRR (%)	48%

Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	3,500
Wellhead EUR (Bcfe)	14
% Gas	100%
EUR / 1,000' (Bcfe)	1.9

Type Curve	
Restricted Rate (MMcfd/1000')	1.7
Flat Period (Days)	60
30 Day IP (MMcfe/d)	13.0
Initial Decline Following Flat Period	68%
B-Factor	1.2
Terminal Decline	5%

Type Curve[1]


15,000
12,000
9,000
6,000
3,000
0
Mcfe/D
0 30 60 90 120 150 180 210 240 270 300 330 360
Days on Production

IRR Sensitivity

T.C. EUR Mbo/Bcf/Mbn	Gas/WTI/NGL Price: $3.00 / $50 / $20	Gas/WTI/NGL Price: $3.50 / $60 / $24
0/16/0	72%	112%
0/14/0	48%	74%
0/12/0	31%	49%

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories.

Uno Mas Eagle Ford Gas

Single Well Economics

Summary	
Drilling Locations[1]	7
Target D&C ($mm)	$7.3
NPV 10 ($mm)	$4.9
IRR (%)	47%

Type Well Assumptions	
Completed Lateral Length (ft)	7,000
Proppant (lbs/ft)	1,500
Wellhead EUR (Bcfe)	12
% Gas	100%
Gas Shrinkage	8%
NGL Yield (bbl/MMcf)	10
EUR / 1,000' (Bcfe)	1.7

Type Curve	
Restricted Rate (MMcfd/1000')	1.8
Flat Period (Days)	60
30 Day IP (MMcfe/d)	13.0
Initial Decline Following Flat Period	68%
B-Factor	1.2
Terminal Decline	5%

Type Curve[1]



Mcfe/D
15,000
12,000
9,000
6,000
3,000
0
0
30
60
90
120
150
180
210
240
270
300
330
360
Days on Production

IRR Sensitivity

T.C. EUR Mbo/Bcf/Mbn	Gas/WTI/NGL Price $3.00 / $50 / $20	Gas/WTI/NGL Price $3.50 / $60 / $24
0/14/0	71%	113%
0/12/0	47%	75%
0/10/0	27%	45%

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories.

Adjusted EBITDA Reconciliation

($ thousands)	2016			2017
	Q2[1]	Q3	Q4	Q1
Net Income	**$ 810,312**	**$ 394**	**$ (7,081)**	**$ 17,710**
Adjustments to EBITDA				
DD&A	16,528	13,287	9,815	9,715
Accretion of ARO	1,151	1,099	947	564
Interest, net	9,538	5,880	5,173	3,607
Impairments	133,496	-	-	-
Reorganization items	(966,295)	1,193	170	-
Derivative (gain) / loss	9,912	(2,603)	12,368	(10,936)
Derivative cash settlements	-	(957)	(1,173)	(668)
Non-cash Equity Compensation	338	2,942	486	1,503
Adjusted EBITDA	**$ 14,980**	**$ 21,235**	**$ 20,706**	**$ 21,495**

SilverBow RESOURCES

1) Net Income for 2Q16 is non-GAAP as it combined 4/1-4/22 and 4/23-6/30 which are two separate reporting periods due to emergence from bankruptcy and implementation of Fresh Start Accounting

Reconciliation of PV-10 to Standardized Measure

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2016 is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2016 average adjusted prices after differentials were $2.43 per Mcf of natural gas, $41.07 per barrel of oil, and $16.13 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2016)	**2016**
Standardized Measure of Discounted Future Net Cash Flows	$ 407
Future income taxes (discounted at 10%)	35
SEC PV-10 Value	**$ 442**

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using strip prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes using strip prices as of April 4, 2017, rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using strip prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

Note: Strip pricing as of 4/4/2017 shown as Natural Gas / Oil per year: 2017 $3.36 / $51.86 | 2018 $3.08 / $52.20 | 2019 $2.84 / $51.80 | 2020 $2.80 / $52.00 | 2021 $2.81 / $52.70

Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(281) 874-2700 or (800) 777-2412
www.sbow.com

CONTACT INFORMATION

Doug Atkinson, CFA
Senior Manager – Finance & Investor Relations
(281) 423-0314
doug.atkinson@sbow.com